SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 29, 2014

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On May 1, 2014, Winthrop Realty Trust (the “Trust”) issued a press release announcing its financial results for the three months ended March 31, 2014.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.                      Regulation FD Disclosure.

On May 1, 2014, the Trust made available supplemental information, which the Trust refers to as the Supplemental Reporting Package, concerning the Trust’s operations and portfolio for the three months ended March 31, 2014.  A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.2 and is available at the Trust’s website, www.winthropreit.com under the “Investor Relations” tab.

Also on May 1, 2014, the Trust’s management discussed the Trust’s financial results for the three months ended March 31, 2014 on a conference call with analysts and investors.  A replay of the conference call is available through June 1, 2014 by dialing (877) 660-6853; conference ID #13579056.  Both a transcript of the conference call and an online replay of the conference call is also available on the Trust’s website at www.winthropreit.com under the “News and Events” tab.

The information in this section of this Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.                      Other Events

On April 29, 2014, the Trust announced that its Board of Trustees had adopted a plan of liquidation, which is subject to the approval of a majority in interest of the Trust’s common shareholders.  A copy of the press release announcing the plan of liquidation is furnished as Exhibit 99.3 to this Report on Form 8-K.

On May 1, 2014, the Trust sold its Crossroads I and II properties located in Denver, Colorado for a gross sales price of $31.1 million and net proceeds of approximately $30.0 million.

On May 1, 2014, the Trust announced that its Board of Trustees has declared a regular quarterly dividend of $0.578125 per 9.25% Series D Cumulative Redeemable Preferred Share of Beneficial Interest which dividend is payable on June 30, 2014 to Series D Preferred Shareholders of record on June 16, 2014.

On May 1, 2014, the Trust announced that its Board of Trustees has declared a regular quarterly dividend of $0.1625 per common share which dividend is payable on July 15, 2014 to common shareholders of record on June 30, 2014.

Item 9.01                      Financial Statements and Exhibits.

(c)           Exhibits

99.1	Press Release dated May 1, 2014
99.2	Supplemental Reporting Package for the three months ended March 31, 2014
99.3	Press Release dated April 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of May, 2014.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chairman and Chief Executive Office

Exhibit Index

99.1	Press Release dated May 1, 2014
99.2	Supplemental Reporting Package for the three months ended March 31, 2014
99.3	Press Release dated April 29, 2014